UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22902
                                                    -----------

                First Trust New Opportunities MLP & Energy Fund
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                187 Danbury Road
                                Wilton, CT 06897
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2014
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND
                                     (FPL)


                                 ANNUAL REPORT
                         For the Period March 26, 2014
                          (Commencement of Operations)
                            through October 31, 2014


                                                                     FIRST TRUST
                                                     Energy Income Partners, LLC
                                                     ---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

Shareholder Letter...........................................................  1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets..........................................  12
Statement of Cash Flows.....................................................  13
Financial Highlights........................................................  14
Notes to Financial Statements...............................................  15
Report of Independent Registered Public Accounting Firm.....................  22
Additional Information......................................................  23
Board of Trustees and Officers..............................................  26
Privacy Policy..............................................................  28


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust New Opportunities MLP & Energy Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of EIP are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2014

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust New Opportunities MLP & Energy Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements since the Fund's inception. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past 12 months, the U.S. has shown sustained growth over the period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 17.27% during the period. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust offers a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
"AT A GLANCE"
OCTOBER 31, 2014 (UNAUDITED)

--------------------------------------------------------------------------------
FUND STATISTICS
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange                                          FPL
Common Share Price                                                      $17.93
Common Share Net Asset Value ("NAV")                                    $20.41
Premium (Discount) to NAV                                               (12.15)%
Net Assets Applicable to Common Shares                            $484,734,522
Current Monthly Distribution per Common Share (1)                      $0.1000
Current Annualized Distribution per Common Share                       $1.2000
Current Distribution Rate on Closing Common Share Price (2)               6.69%
Current Distribution Rate on NAV (2)                                      5.88%

--------------------------------------------------------
    COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
--------------------------------------------------------
           Common Share Price     NAV
                 20.00           19.06
3/14             20.00           19.06
                 20.00           19.11
                 20.00           19.13
                 20.20           19.35
4/14             20.00           19.33
                 20.26           19.64
                 20.00           19.58
                 19.21           19.66
                 19.34           19.76
5/14             19.18           19.87
                 19.34           19.98
                 19.25           19.82
                 19.38           20.14
6/14             19.35           20.52
                 19.49           20.27
                 19.86           20.26
                 19.71           20.32
7/14             19.47           20.41
                 19.15           19.78
                 18.39           19.78
                 19.36           20.58
                 19.19           20.69
8/14             19.25           20.95
                 19.25           20.85
                 18.21           20.46
                 18.26           20.86
9/14             18.14           20.52
                 18.46           20.36
                 17.29           19.49
                 17.43           19.70
                 18.02           20.28
10/14            17.93           20.41


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                                Cumulative
                                                               Total Return
                                                           Inception (3/26/2014)
                                                               to 10/31/2014
FUND PERFORMANCE (3)
NAV                                                                9.72%
Market Value                                                      -7.95%
INDEX PERFORMANCE
S&P 500(R) Index                                                  10.22%
Alerian MLP Total Return Index                                    13.82%
Wells Fargo Midstream MLP Total Return Index                      17.51%
--------------------------------------------------------------------------------


--------------------------------------------------------
                                              % OF TOTAL
INDUSTRY CLASSIFICATION                      INVESTMENTS
--------------------------------------------------------
Pipelines                                       65.3%
Electric Power                                  17.9
Propane                                          4.8
Coal                                             3.4
Marine Transportation                            3.4
Natural Gas Utility                              2.8
Gathering & Processing                           1.8
Other                                            0.6
                                               ------
                                 Total         100.0%
                                               ======

--------------------------------------------------------
                                              % OF TOTAL
TOP 10 HOLDINGS                              INVESTMENTS
--------------------------------------------------------
Enbridge Energy Partners, L.P.                   6.3%
Plains All American Pipeline, L.P.               5.7
Williams (The) Cos., Inc.                        5.6
Energy Transfer Partners, L.P.                   4.9
Enterprise Products Partners, L.P.               4.4
El Paso Pipeline Partners, L.P.                  4.1
Kinder Morgan Energy Partners, L.P.              3.8
TransCanada Corp.                                3.6
Williams Partners, L.P.                          3.3
Spectra Energy Corp.                             3.3
                                               ------
                                 Total          45.0%
                                               ======

(1) Most recent distribution paid or declared through 10/31/2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP"), located in Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.0 billion of assets as of October 31, 2014. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust New Opportunities MLP & Energy Fund ("FPL" or the "Fund"), an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

                 JAMES J. MURCHIE                 EVA PAO
                 PORTFOLIO MANAGER         CO-PORTFOLIO MANAGER
             FOUNDER AND CEO OF ENERGY      PRINCIPAL OF ENERGY
               INCOME PARTNERS, LLC        INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND

The Fund was seeded on February 7, 2014 and commenced operations on March 26, 2014. Its investment objective is to seek a high level of total return with an emphasis on current distributions paid to common shareholders. The Fund pursues its objective by investing in cash-generating securities, with a focus on investing in publicly traded MLPs and MLP-related entities in the energy sector and energy utilities industries. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("AMZX") and the Wells Fargo Midstream MLP Total Return Index ("WCHWMIDT") (collectively the "MLP benchmarks"), the total return for energy-related MLPs over the period from March 26, 2014 to October 31, 2014 was 13.82% and 17.51%, respectively. These return figures are according to data collected from several sources, including the MLP benchmarks and Bloomberg. While in the short term, market share price appreciation can be volatile, we believe that over the long term such share price appreciation will approximate growth in per share quarterly cash distributions paid by MLPs. Growth in per share MLP distributions has averaged about 7.4% annually over the last 10 years1. The cash distributions of MLPs increased by about 4.5% over the last 12 months1.

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return of 9.72%, including the reinvestment of dividends, for the period from March 26, 2014 to October 31, 2014.2 This compares, according to collected data, to a total return of 10.22% for the S&P 500(R) Index, 13.82% for AMZX and 17.51% for WCHWMIDT. On a market value basis, the Fund had a total return, including the reinvestment of dividends, of -7.95% for the period from March 26, 2014 to October 31, 2014. At the end of the period, the Fund was priced at $17.93, while the NAV was $20.41, a discount of 12.15%.

The Fund declared regular monthly Common Share distributions of $0.10 per share beginning in June 2014.

-----------------------------

1     Source: Alerian Capital Management.

2 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect a sales load. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                 ANNUAL REPORT
                                OCTOBER 31, 2014

The underperformance of the Fund's NAV relative to the 15.67% average of the MLP benchmarks was largely due to the initial ramp-up of the Fund during the month of April and by an accrual for income taxes taken against the Fund's NAV, which was not offset by the Fund's use of financial leverage during the ramp-up period. The Fund benefited from positions in pipeline MLPs and MLP parent corporations during the period. Income was also enhanced by the use of writing covered calls on select portfolio positions.

In the future, two important factors affecting the return of the Fund relative to the average of the MLP benchmarks will be its accrual for taxes and its use of financial leverage through a line of credit. The Fund established a committed facility agreement with BNP Paribas Prime Brokerage Inc. with a maximum commitment amount of $155,000,000. The maximum commitment amount was raised to $180,000,000 in May 2014. The Fund uses leverage because EIP believes that, over time, leverage can enhance total return for common shareholders. However, the use of leverage can also increase the volatility of the NAV and therefore the share price. For example, if the prices of securities held by the Fund decline, the effect of changes in common share NAV and common shareholder total return loss is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. Once implemented, leverage had a positive impact on the performance of the Fund over this reporting period. Unlike the Fund, the MLP benchmarks are not leveraged and they do not accrue for taxes.

MARKET AND FUND OUTLOOK

MLPs continue to play an integral role in the restructuring of more diversified energy conglomerates. This restructuring includes the creation by these more diversified conglomerates of MLP subsidiaries that contain assets such as pipelines and storage terminals. It also includes the divestiture by some of these parent companies of most or all of their cyclical businesses, leaving the parent company looking very similar to an old-fashioned pipeline utility with a large holding in a subsidiary MLP. In our view, these diversified energy conglomerates are restructuring so their regulated infrastructure assets with predictable cash flows may be better valued by the market. The result is a better financing tool, in our opinion, to raise capital for the new energy infrastructure projects related to the rapid growth of North American oil and gas production. This phenomenon is beginning to spread to the power utility industry but instead of spinning out an MLP, diversified power companies are spinning out a regular "C" corporation with a higher dividend payout ratio (relative to earnings). By EIP's count, nine such "Yield-Co's" have been created and EIP expects more will be created.

As of October 31, 2014, the MLP asset class experienced 16 IPOs in 2014. There also has been a healthy level of secondary financing activity for MLPs as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. Through October 31, 2014, there have been 55 secondary equity offerings for MLPs that raised $16.2 billion. This compares to $20.3 billion raised in all of 2013. MLPs also found access to the public debt markets, raising $24.7 billion in 25 offerings through October 31, 2014. This compares to $19.9 billion in calendar year 2013 (source: Barclays).

The Fund aims to be invested primarily in MLPs and other energy infrastructure companies with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Non-cyclical cash flows are, in our opinion, a good fit with a steady anticipated dividend distribution that is meant to be most or all of an energy infrastructure company's free cash flow.

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2014

    SHARES/
     UNITS                                DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
MASTER LIMITED PARTNERSHIPS - 79.4%

               GAS UTILITIES - 6.2%
      468,952  AmeriGas Partners, L.P. (a)......................................  $      21,642,135
      181,493  Suburban Propane Partners, L.P. (a)..............................          8,176,259
                                                                                  -----------------
                                                                                         29,818,394
                                                                                  -----------------
               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.9%
       90,000  Brookfield Renewable Energy Partners, L.P. (CAD) (a).............          2,848,410
       42,500  NextEra Energy Partners, L.P. (a) (b)............................          1,553,800
                                                                                  -----------------
                                                                                          4,402,210
                                                                                  -----------------
               OIL, GAS & CONSUMABLE FUELS - 72.3%
       20,998  Access Midstream Partners, L.P. (a)..............................          1,307,965
      102,001  Alliance Holdings GP, L.P. (a)...................................          7,003,389
      251,602  Alliance Resource Partners, L.P. (a).............................         12,099,540
      663,248  El Paso Pipeline Partners, L.P. (a)..............................         26,961,031
    1,151,993  Enbridge Energy Partners, L.P. (a)...............................         41,552,388
      496,963  Energy Transfer Partners, L.P. (a)...............................         32,019,326
      781,264  Enterprise Products Partners, L.P. (a)...........................         28,828,642
       42,300  EQT Midstream Partners, L.P. (a).................................          3,746,934
      141,764  Golar LNG Partners, L.P. (a).....................................          5,130,439
       25,000  Hoegh LNG Partners, L.P..........................................            525,250
      295,917  Holly Energy Partners, L.P. (a)..................................          9,901,383
      262,780  Kinder Morgan Energy Partners, L.P. (a)..........................         24,648,764
      202,942  Magellan Midstream Partners, L.P. (a)............................         16,614,862
      248,322  Natural Resource Partners, L.P. (a)..............................          3,096,575
      315,933  NGL Energy Partners, L.P. (a)....................................         10,855,458
       30,000  Oiltanking Partners, L.P. (a)....................................          1,367,400
      379,738  ONEOK Partners, L.P. (a).........................................         19,404,612
      665,400  Plains All American Pipeline, L.P. (a)...........................         37,495,290
       19,300  Shell Midstream Partners, L.P. (b)...............................            650,217
      211,600  Spectra Energy Partners, L.P. (a)................................         11,426,400
      235,950  TC Pipelines, L.P. (a)...........................................         14,711,482
      419,711  Teekay LNG Partners, L.P. (a)....................................         16,494,642
       69,400  TransMontaigne Partners, L.P. (a)................................          2,599,030
      426,129  Williams Partners, L.P. (a)......................................         21,966,950
                                                                                  -----------------
                                                                                        350,407,969
                                                                                  -----------------
               TOTAL MASTER LIMITED PARTNERSHIPS................................        384,628,573
               (Cost $341,725,867)                                                -----------------

COMMON STOCKS - 56.2%

               ELECTRIC UTILITIES - 13.0%
      238,522  American Electric Power Co., Inc. (a)............................         13,915,373
       53,400  Emera, Inc. (a)..................................................          1,795,241
      176,600  Exelon Corp. (a).................................................          6,461,794
       57,200  Fortis, Inc. (CAD) (a)...........................................          1,863,612
      149,495  ITC Holdings Corp. (a)...........................................          5,921,497
      126,500  NextEra Energy, Inc. (a).........................................         12,677,830
       65,900  Northeast Utilities..............................................          3,252,165
       86,600  NRG Yield, Inc., Class A (a).....................................          4,327,402


                        See Notes to Financial Statements                 Page 5

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

    SHARES                                DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
COMMON STOCKS (Continued)

               ELECTRIC UTILITIES (CONTINUED)
      275,899  Southern (The) Co. (a)...........................................  $      12,790,678
                                                                                  -----------------
                                                                                         63,005,592
                                                                                  -----------------

               GAS UTILITIES - 1.5%
       25,100  Atmos Energy Corp. (a)...........................................          1,330,300
       25,801  Laclede Group, Inc. (a)..........................................          1,309,917
       50,000  South Jersey Industries, Inc. (a)................................          2,932,000
       38,908  UGI Corp. (a)....................................................          1,466,442
                                                                                  -----------------
                                                                                          7,038,659
                                                                                  -----------------

               INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS - 0.5%
       79,000  Pattern Energy Group, Inc. (a)...................................          2,273,620
                                                                                  -----------------

               MULTI-UTILITIES - 12.5%
       52,601  Alliant Energy Corp. (a).........................................          3,256,528
      205,701  CMS Energy Corp. (a).............................................          6,720,252
      128,941  Dominion Resources, Inc. (a).....................................          9,193,493
       43,500  National Grid PLC, ADR...........................................          3,235,965
       84,400  NiSource, Inc. (a)...............................................          3,549,864
      437,231  Public Service Enterprise Group, Inc. (a)........................         18,062,012
       53,629  SCANA Corp. (a)..................................................          2,943,696
       36,324  Sempra Energy....................................................          3,995,640
      194,301  Wisconsin Energy Corp. (a).......................................          9,648,988
                                                                                  -----------------
                                                                                         60,606,438
                                                                                  -----------------
               OIL, GAS & CONSUMABLE FUELS - 28.6%
      231,401  Enbridge Income Fund Holdings, Inc. (CAD) (a)....................          6,097,875
      301,900  Enbridge, Inc. (a)...............................................         14,297,984
      297,600  Inter Pipeline, Ltd. (CAD) (a)...................................          9,376,492
       25,500  Keyera Corp. (CAD) (a)...........................................          2,028,597
       87,409  Kinder Morgan Management, LLC (a) (c)............................          8,316,122
      384,940  Kinder Morgan, Inc. (a)..........................................         14,897,178
       43,000  Pembina Pipeline Corp. (CAD) (a).................................          1,784,020
      553,647  Spectra Energy Corp. (a).........................................         21,664,207
      478,800  TransCanada Corp. (a)............................................         23,600,052
      663,900  Williams (The) Cos., Inc. (a)....................................         36,853,089
                                                                                  -----------------
                                                                                        138,915,616
                                                                                  -----------------
               REAL ESTATE INVESTMENT TRUSTS - 0.1%
       97,235  CorEnergy Infrastructure Trust...................................            730,235
                                                                                  -----------------
               TOTAL COMMON STOCKS..............................................        272,570,160
               (Cost $251,389,670)                                                -----------------

               TOTAL INVESTMENTS - 135.6%.......................................        657,198,733
               (Cost $593,115,537) (d)                                            -----------------


Page 6                  See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN - (1.1%)

               Alliant Energy Corp. Call
          350  @  $62.50 due January 2015.......................................  $         (49,000)
                                                                                  -----------------

               American Electric Power Co., Inc. Calls
        1,690  @   55.00 due November 2014......................................           (557,700)
           70  @   60.00 due January 2015.......................................             (5,950)
                                                                                  -----------------
                                                                                           (563,650)
                                                                                  -----------------
               CMS Energy Corp. Calls
          520  @   30.00 due December 2014......................................           (124,800)
        1,000  @   31.50 due January 2015.......................................           (152,553)
                                                                                  -----------------
                                                                                           (277,353)
                                                                                  -----------------
               Dominion Resources, Inc. Calls
          300  @   75.00 due December 2014......................................             (8,700)
          750  @   75.00 due January 2015.......................................            (33,000)
                                                                                  -----------------
                                                                                            (41,700)
                                                                                  -----------------
               Enbridge Energy Partners, L.P. Call
        1,150  @   40.00 due December 2014......................................            (17,250)
                                                                                  -----------------

               Enbridge, Inc. Call
        2,140  @   50.00 due December 2014......................................           (128,400)
                                                                                  -----------------

               Energy Transfer Partners, L.P. Call
        2,500  @   60.00 due December 2014......................................         (1,445,000)
                                                                                  -----------------

               Enterprise Products Partners, L.P. Call
        1,000  @   41.25 due January 2015.......................................            (25,000)
                                                                                  -----------------

               Exelon Corp. Calls
          716  @   37.00 due December 2014......................................            (53,700)
          550  @   34.00 due January 2015.......................................           (162,250)
                                                                                  -----------------
                                                                                           (215,950)
                                                                                  -----------------
               ITC Holdings Corp. Call
        1,080  @   40.00 due November 2014......................................            (37,800)
                                                                                  -----------------

               Kinder Morgan Energy Partners, L.P. Call
          476  @   85.00 due January 2015.......................................           (478,380)
                                                                                  -----------------

               Kinder Morgan, Inc. Calls
        1,000  @   42.50 due March 2015.........................................            (75,000)
        1,000  @   45.00 due March 2015.........................................            (30,500)
                                                                                  -----------------
                                                                                           (105,500)
                                                                                  -----------------
               National Grid PLC, ADR Calls
           30  @   75.00 due November 2014......................................             (1,500)
          290  @   75.00 due December 2014......................................            (21,750)
                                                                                  -----------------
                                                                                            (23,250)
                                                                                  -----------------


                        See Notes to Financial Statements                 Page 7

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN (CONTINUED)

               NextEra Energy, Inc. Call
          930  @  $97.50 due November 2014......................................  $        (297,600)
                                                                                  -----------------

               NiSource, Inc. Calls
          520  @   43.00 due November 2014......................................            (23,400)
          126  @   43.00 due December 2014......................................            (10,080)
                                                                                  -----------------
                                                                                            (33,480)
                                                                                  -----------------
               Northeast Utilities Calls
          460  @   50.00 due November 2014......................................            (20,700)
          100  @   50.00 due January 2015.......................................             (9,500)
                                                                                  -----------------
                                                                                            (30,200)
                                                                                  -----------------
               Plains All American Pipeline, L.P. Call
          930  @   62.50 due January 2015.......................................            (41,850)
                                                                                  -----------------

               Public Service Enterprise Group, Inc. Calls
        2,330  @   40.00 due December 2014......................................           (326,200)
          900  @   45.00 due December 2014......................................            (11,250)
                                                                                  -----------------
                                                                                           (337,450)
                                                                                  -----------------
               Sempra Energy Call
          250  @   110.00 due January 2015......................................            (80,750)
                                                                                  -----------------

               Southern (The) Co. Call
        1,950  @   46.00 due November 2014......................................           (148,200)
                                                                                  -----------------

               Spectra Energy Corp. Calls
          100  @   40.00 due November 2014......................................             (3,500)
        1,400  @   41.00 due December 2014......................................            (56,000)
          430  @   42.00 due December 2014......................................             (8,600)
          140  @   45.00 due December 2014......................................             (1,400)
        1,600  @   41.00 due March 2015.........................................           (140,000)
                                                                                  -----------------
                                                                                           (209,500)
                                                                                  -----------------
               TransCanada Corp. Calls
          260  @   50.00 due November 2014......................................            (29,900)
        1,480  @   55.00 due November 2014......................................            (34,040)
          250  @   55.00 due December 2014......................................            (13,750)
        1,480  @   50.00 due January 2015.......................................           (340,400)
                                                                                  -----------------
                                                                                           (418,090)
                                                                                  -----------------
               Williams (The) Cos., Inc. Calls
            8  @   50.00 due November 2014......................................             (4,600)
        3,960  @   60.00 due November 2014......................................            (95,040)
          510  @   57.50 due December 2014......................................            (70,380)
          440  @   62.50 due January 2015.......................................            (27,280)
                                                                                  -----------------
                                                                                           (197,300)
                                                                                  -----------------


Page 8                  See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2014

  NUMBER OF
  CONTRACTS                               DESCRIPTION                                   VALUE
-------------  -----------------------------------------------------------------  -----------------
CALL OPTIONS WRITTEN (CONTINUED)
               Wisconsin Energy Corp. Calls
        1,280  @ $50.00 due December 2014.......................................  $         (97,280)
           73  @   50.00 due January 2015.......................................             (7,665)

                                                                                  -----------------
                                                                                           (104,945)
                                                                                  -----------------

               TOTAL CALL OPTIONS WRITTEN.......................................         (5,307,598)
               (Premiums received $2,456,250)                                     -----------------

               OUTSTANDING LOAN - (32.8%).......................................       (159,000,000)
               NET OTHER ASSETS AND LIABILITIES - (1.7%)........................         (8,156,613)
                                                                                  -----------------
               NET ASSETS - 100.0%..............................................  $     484,734,522
                                                                                  =================

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b)   Non-income producing security.

(c) Non-income producing security which pays in-kind ("PIK") distributions. For the period ended October 31, 2014, the Fund received 4,206 PIK shares of Kinder Morgan Management, LLC.

(d) Aggregate cost for federal income tax purposes is $594,071,084. As of October 31, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $66,794,722 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,667,073.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                     ASSETS TABLE
                                                                                        LEVEL 2            LEVEL 3
                                                   TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
INVESTMENTS                                      10/31/2014           PRICES             INPUTS             INPUTS
--------------------------------------------  ----------------   ----------------   ----------------   ----------------
Master Limited Partnerships*................  $    384,628,573   $    384,628,573   $             --   $             --
Common Stocks*..............................       272,570,160        272,570,160                 --                 --
                                              ----------------   ----------------   ----------------   ----------------
Total Investments...........................  $    657,198,733   $    657,198,733   $             --   $             --
                                              ================   ================   ================   ================


                                                   LIABILITIES TABLE
                                                                                        LEVEL 2            LEVEL 3
                                                   TOTAL             LEVEL 1          SIGNIFICANT        SIGNIFICANT
                                                  VALUE AT            QUOTED           OBSERVABLE        UNOBSERVABLE
                                                 10/31/2014           PRICES             INPUTS             INPUTS
                                              ----------------   ----------------   ----------------   ----------------
Call Options Written........................  $     (5,307,598)  $     (5,307,598)  $             --   $             --
                                              ================   ================   ================   ================

*  See the Portfolio of Investments for industry breakout.

   All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2014.


                        See Notes to Financial Statements                 Page 9

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2014

ASSETS:
Investments, at value
     (Cost $593,115,537)...........................................................................     $  657,198,733
Cash...............................................................................................         19,973,122
Receivables:
     Dividends.....................................................................................          4,219,669
     Investment securities sold....................................................................             35,850
     Dividend reclaims.............................................................................              2,248
Prepaid expenses...................................................................................             67,365
                                                                                                        --------------
     Total Assets..................................................................................        681,496,987
                                                                                                        --------------
LIABILITIES:
Outstanding loan...................................................................................        159,000,000
Deferred income taxes..............................................................................         21,733,282
Options written, at value (Premiums received $2,456,250)...........................................          5,307,598
Payables:
     Investment securities purchased...............................................................          7,414,525
     Income taxes..................................................................................          1,951,554
     Offering costs................................................................................            606,346
     Investment advisory fees......................................................................            538,226
     Audit and tax fees............................................................................             99,000
     Administrative fees...........................................................................             29,262
     Printing fees.................................................................................             25,231
     Interest and fees on loan.....................................................................             17,742
     Legal fees....................................................................................             15,863
     Custodian fees................................................................................             15,234
     Transfer agent fees...........................................................................              4,040
     Trustees' fees and expenses...................................................................              1,946
     Financial reporting fees......................................................................              1,321
Other liabilities..................................................................................              1,295
                                                                                                        --------------
     Total Liabilities.............................................................................        196,762,465
                                                                                                        --------------
NET ASSETS.........................................................................................     $  484,734,522
                                                                                                        ==============
NET ASSETS CONSIST OF:
Paid-in capital....................................................................................     $  445,723,284
Par value..........................................................................................            237,552
Accumulated net investment income (loss), net of income taxes......................................           (405,953)
Accumulated net realized gain (loss) on investments, written options and foreign
  currency transactions, net of income taxes.......................................................           (517,740)
Net unrealized appreciation (depreciation) on investments, written options and
  foreign currency translation, net of income taxes................................................         39,697,379
                                                                                                        --------------
NET ASSETS.........................................................................................     $  484,734,522
                                                                                                        ==============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...............................     $        20.41
                                                                                                        ==============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)........         23,755,236
                                                                                                        ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2014 (A)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $165,642).............................................     $    4,621,420
Interest...........................................................................................              1,519
                                                                                                        --------------
     Total investment income.......................................................................          4,622,939
                                                                                                        --------------
EXPENSES:
Investment advisory fees...........................................................................          3,618,914
Interest and fees on loan..........................................................................          1,336,490
Administrative fees................................................................................            178,969
Audit and tax fees.................................................................................             99,000
Printing fees......................................................................................             50,465
Custodian fees.....................................................................................             39,326
Legal fees.........................................................................................             24,525
Transfer agent fees................................................................................             17,595
Trustees' fees and expenses........................................................................             13,773
Financial reporting fees...........................................................................              9,250
Other..............................................................................................             53,971
                                                                                                        --------------
     Total expenses................................................................................          5,442,278
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS) BEFORE TAXES..........................................................           (819,339)
                                                                                                        --------------
     Current state income tax benefit (expense)..................................          (288,951)
     Current federal income tax benefit (expense)................................        (1,675,513)
     Deferred federal income tax benefit (expense)...............................         2,285,904
     Deferred state income tax benefit (expense).................................            91,946
                                                                                     --------------
Total income tax benefit (expense).................................................................            413,386
                                                                                                        --------------
NET INVESTMENT INCOME (LOSS).......................................................................           (405,953)
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) before taxes on:
     Investments...................................................................................          8,248,851
     Written options...............................................................................         (1,111,919)
     Foreign currency transactions.................................................................            (84,206)
                                                                                                        --------------
Net realized gain (loss) before taxes..............................................................          7,052,726
                                                                                                        --------------
     Deferred federal income tax benefit (expense)...............................        (2,477,344)
     Deferred state income tax benefit (expense).................................           (99,676)
                                                                                     --------------
Total income tax benefit (expense).................................................................         (2,577,020)
                                                                                                        --------------
Net realized gain (loss) on investments, written options and foreign currency transactions.........          4,475,706
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) before taxes on:
     Investments...................................................................................         64,083,196
     Written options...............................................................................         (2,851,348)
     Foreign currency translation..................................................................               (357)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) before taxes..................................         61,231,491
                                                                                                        --------------
     Deferred federal income tax benefits (expense)..............................       (20,686,698)
     Deferred state income tax benefits (expense)................................          (847,414)
                                                                                     --------------
     Total income tax benefit (expense)............................................................        (21,534,112)
                                                                                                        --------------
Net change in unrealized appreciation (depreciation) on investments, written
  options and foreign currency translation.........................................................         39,697,379
                                                                                                        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)............................................................         44,173,085
                                                                                                        --------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...................................     $   43,767,132
                                                                                                        ==============

(a) The Fund was seeded on February 7, 2014 and commenced operations on March 26, 2014.


                        See Notes to Financial Statements                Page 11

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF CHANGES IN NET ASSETS

                                                                                         PERIOD
                                                                                         ENDED
                                                                                     10/31/2014 (a)
                                                                                     --------------
OPERATIONS:
Net investment income (loss).....................................................    $     (405,953)
Net realized gain (loss).........................................................         4,475,706
Net change in unrealized appreciation (depreciation).............................        39,697,379
                                                                                     --------------
Net increase (decrease) in net assets resulting from operations..................        43,767,132
                                                                                     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain................................................................        (4,993,446)
Return of capital................................................................        (6,884,172)
                                                                                     --------------
Total distributions to shareholders..............................................       (11,877,618)
                                                                                     --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold.................................................       453,725,008
Offering costs...................................................................          (880,000)
                                                                                     --------------
Net increase (decrease) in net assets resulting from capital transactions........       452,845,008
                                                                                     --------------
Total increase (decrease) in net assets..........................................       484,734,522
NET ASSETS:
Beginning of period..............................................................                --
                                                                                     --------------
End of period....................................................................    $  484,734,522
                                                                                     ==============
Accumulated net investment income (loss) at end of period........................    $     (405,953)
                                                                                     ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period.............................................                --
Common Shares sold...............................................................        23,755,236 (b)
                                                                                     --------------
Common Shares at end of period...................................................        23,755,236
                                                                                     ==============

-----------------------------

(a) The Fund was seeded on February 7, 2014 and commenced operations on March 26, 2014.

(b) Includes 1,750,000 shares sold from the over-allotment option of the initial public offering. The shares were sold on May 9, 2014, the trade date, at the initial offering price of $19.10, which differed from the closing common share price of $19.48 and the closing NAV per share of $19.54 on that date.


Page 12                 See Notes to Financial Statements

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED OCTOBER 31, 2014 (a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations..................    $   43,767,132
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
     Purchases of investments....................................................      (743,159,967)
     Sales, maturities and paydowns of investments...............................       149,799,116
     Proceeds from written options...............................................         5,973,175
     Amount paid to close written options........................................        (2,667,718)
     Return of capital received from investment in MLPs..........................        13,911,714
     Net realized gain/loss on investments and written options...................        (7,136,932)
     Net change in unrealized appreciation/depreciation on investments and
        written options..........................................................       (61,231,848)
CHANGES IN ASSETS AND LIABILITIES:
     Increase in dividend reclaim receivable.....................................            (2,248)
     Increase in dividends receivable............................................        (4,219,669)
     Increase in prepaid expenses................................................           (67,365)
     Increase in interest and fees on loan payable...............................            17,742
     Increase in income tax payable..............................................         1,951,554
     Increase in investment advisory fees payable................................           538,226
     Increase in audit and tax fees payable......................................            99,000
     Increase in legal fees payable..............................................            15,863
     Increase in printing fees payable...........................................            25,231
     Increase in administrative fees payable.....................................            29,262
     Increase in custodian fees payable..........................................            15,234
     Increase in transfer agent fees payable.....................................             4,040
     Increase in Trustees' fees and expenses payable.............................             1,946
     Increase in financial reporting fees payable................................             1,321
     Increase in deferred income tax payable.....................................        21,733,282
     Increase in other liabilities payable.......................................             1,295
                                                                                     --------------
CASH USED IN OPERATING ACTIVITIES................................................                       $ (580,600,614)
                                                                                                        --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds of Common Shares sold..............................................       453,725,008
     Distributions to Common Shareholders from net realized gain.................        (4,993,446)
     Distributions to Common Shareholders from return of capital.................        (6,884,172)
     Offering costs..............................................................          (273,654)
     Proceeds from borrowing.....................................................       159,000,000
                                                                                     --------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES......................................                          600,573,736
                                                                                                        --------------
Increase in cash (b).............................................................                           19,973,122
Cash at beginning of period......................................................                                   --
                                                                                                        --------------
CASH AT END OF PERIOD............................................................                       $   19,973,122
                                                                                                        ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees................................                       $    1,318,748
                                                                                                        ==============
Cash paid during the period for taxes............................................                       $       12,910
                                                                                                        ==============

-----------------------------

(a) The Fund was seeded on February 7, 2014 and commenced operations on March 26, 2014.

(b) Includes net change in unrealized appreciation (depreciation) on foreign currency of $(357).


                        See Notes to Financial Statements                Page 13

FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                        PERIOD
                                                         ENDED
                                                     10/31/2014 (a)
                                                   -----------------
Net asset value, beginning of period..............    $     19.10 (b)
                                                      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)......................          (0.02)
Net realized and unrealized gain (loss)...........           1.91
                                                      -----------
Total from investment operations..................           1.89
                                                      -----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net realized gain.................................          (0.21)
Return of capital.................................          (0.29)
                                                      -----------
Total distributions to Common Shareholders........          (0.50)
                                                      -----------
Common Shares offering costs charged to
   paid-in capital................................          (0.04)
                                                      -----------
Capital reduction resulting from issuance of
   Common Shares related to over-allotment........          (0.04)
                                                      -----------
Net asset value, end of period....................    $     20.41
                                                      ===========
Market value, end of period.......................    $     17.93
                                                      ===========
TOTAL RETURN BASED ON NET ASSET VALUE (c).........           9.72%
                                                      ===========
TOTAL RETURN BASED ON MARKET VALUE (c)............          (7.95)%
                                                      ===========

Net assets, end of period (in 000's)..............    $   484,735
Portfolio turnover rate...........................             23%

RATIOS OF EXPENSES TO AVERAGE NET ASSETS:
Including current and deferred income taxes (d)...          10.37% (e)
Excluding current and deferred income taxes.......           1.94% (e)
Excluding current and deferred income taxes
   and interest expense...........................           1.46% (e)

RATIOS OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Net investment income (loss) ratio
   before tax expenses............................          (0.29)% (e)
Net investment income (loss) ratio
   including tax expenses (d).....................          (8.72)% (e)

INDEBTEDNESS:
Total loan outstanding (in 000's).................    $   159,000
Asset coverage per $1,000 of indebtedness (f).....    $     4,049

-----------------------------

(a) Initial seed date was February 7, 2014. The Fund commenced operations on March 26, 2014.

(b) Beginning net asset value is net of sales load of $0.90 per share from the initial offering.

(c) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(d) Includes current and deferred income taxes associated with each component of the Statement of Operations.

(e)   Annualized.

(f) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.


Page 14                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014

                                1. ORGANIZATION

First Trust New Opportunities MLP & Energy Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on October 15, 2013 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FPL on the New York Stock Exchange ("NYSE").

The Fund's investment objective is to seek a high level of total return with an emphasis on current distributions paid to Common Shareholders. The Fund seeks to provide its Common Shareholders with a vehicle to invest in a portfolio of cash-generating securities, with a focus on investing in master limited partnerships ("MLPs") and MLP-related entities in the energy sector and energy utilities industries that are weighted towards non-cyclical, fee-for-service revenues. These investments in which Energy Income Partners, LLC ("EIP" or the "Sub- Advisor") intends to invest are represented by assets comprised of interstate pipelines, intrastate pipelines with long-term contracts, power generation assets, storage and terminal facilities with long-term contracts and regulated power transmission and distribution assets. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, deferred income taxes and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e. a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service, or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Common stocks, MLPs and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Exchange-traded options contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. Over-the-counter options contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Securities traded in the over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014

to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;
      2)    the size of the holding;
      3)    the initial cost of the security;
      4)    transactions in comparable securities;
      5)    price quotes from dealers and/or pricing services;
      6)    relationships among various securities;
      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
      8)    an analysis of the issuer's financial statements; and
      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;
      2)    ADR trading of similar securities;
      3)    closed-end fund trading of similar securities;
      4)    foreign currency exchange activity;
      5) the trading prices of financial products that are tied to baskets of foreign securities;
      6)    factors relating to the event that precipitated the pricing problem;
      7)    whether the event is likely to recur; and
      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates)

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2014, is included with the Fund's Portfolio of Investments.

B. OPTION CONTRACTS:

The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may write (sell) options to hedge against changes in the value of equities. Also, the Fund seeks to generate additional income, in the form of premiums received, from writing (selling) the options. The Fund may write (sell) covered call or put options ("options") on all or a portion of the common stock and MLPs held in the Fund's portfolio as determined to be appropriate by the Sub-Advisor. The number of options the Fund can write (sell) is limited by the amount of common stock and MLPs the Fund holds in its portfolio. The Fund will not write (sell) "naked" or uncovered options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in "Options written, at value" on the Fund's Statement of Assets and Liabilities. Options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying equity securities, changes in interest rates, changes in the actual or perceived volatility of the securities markets and the underlying equity securities and the remaining time to the options' expiration. The value of options may also be adversely affected if the market for the options becomes less liquid or trading volume diminishes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014


Options the Fund writes (sells) will either be exercised, expire or be cancelled pursuant to a closing transaction. If the price of the underlying equity security exceeds the option's exercise price, it is likely that the option holder will exercise the option. If an option written (sold) by the Fund is exercised, the Fund would be obligated to deliver the underlying equity security to the option holder upon payment of the strike price. In this case, the option premium received by the Fund will be added to the amount realized on the sale of the underlying security for purposes of determining gain or loss. If the price of the underlying equity security is less than the option's strike price, the option will likely expire without being exercised. The option premium received by the Fund will, in this case, be treated as short-term capital gain on the expiration date of the option. The Fund may also elect to close out its position in an option prior to its expiration by purchasing an option of the same series as the option written (sold) by the Fund. Gain or loss on options is presented separately as "Net realized gain (loss) before taxes on written options" on the Statement of Operations.

The options that the Fund writes (sells) give the option holder the right, but not the obligation, to purchase a security from the Fund at the strike price on or prior to the option's expiration date. The ability to successfully implement the writing (selling) of covered call options depends on the ability of the Sub-Advisor to predict pertinent market movements, which cannot be assured. Thus, the use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market value, which may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. As the writer (seller) of a covered option, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the option above the sum of the premium and the strike price of the option, but has retained the risk of loss should the price of the underlying security decline. The writer (seller) of an option has no control over the time when it may be required to fulfill its obligation as a writer (seller) of the option. Once an option writer (seller) has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security to the option holder at the exercise price.

Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum equity price risk for purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis, including amortization of premiums and accretion of discounts. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate taxable income allocable to the MLP units held in the Fund's portfolio and to estimate the associated deferred tax asset or liability. From time to time, the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. To the extent the Fund modifies its estimates and/or assumptions, the NAV of the Fund will likely fluctuate.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

D. DISTRIBUTIONS TO SHAREHOLDERS:

The Fund intends to make monthly distributions to Common Shareholders. The Fund's distributions generally will consist of cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less operating expenses, including taxes, on Fund taxable income. Distributions to Common Shareholders are recorded on the ex-date and are based on U.S. GAAP, which may differ from their ultimate characterization for federal income tax purposes.

Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in an amount greater than the Fund's current and accumulated earnings and profits will represent a tax-deferred return of capital to the extent of a shareholder's basis in the Common Shares, and such distributions will correspondingly increase the realized gain upon the sale of the Common Shares. Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder's tax basis in the Common Shares will generally be taxed as a capital gain.

Distributions of $4,993,446 paid during the period ended October 31, 2014, are anticipated to be characterized as taxable dividends for federal income tax purposes. The amounts may be eligible to be taxed as qualified dividend income at the reduced capital gains tax rates, subject to shareholder holding period requirements. The remaining $6,884,172 in distributions paid during the period ended October 31, 2014, is expected to be return of capital. However, the ultimate determination of the character of the distributions will be made after the 2014 calendar year. Distributions will automatically be reinvested in additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014

E. INCOME TAXES

The Fund is treated as a regular C corporation for U.S. federal income tax purposes and as such will be obligated to pay federal and applicable state and foreign corporate taxes on its taxable income. The Fund's tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. The current U.S. federal maximum graduated income tax rate for corporations is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as "regulated investment companies" under the U.S. Internal Revenue Code of 1986, as amended. The various investments of the Fund may cause the Fund to be subject to state income taxes on a portion of its income at various rates.

The tax deferral benefit the Fund derives from its investment in MLPs results largely because the MLPs are treated as partnerships for federal income tax purposes. As a partnership, an MLP has no income tax liability at the entity level. As a limited partner in the MLPs in which it invests, the Fund will be allocated its pro rata share of income, gains, losses, deductions and credits from the MLPs, regardless of whether or not any cash is distributed from the MLPs.

To the extent that the distributions received from the MLPs exceed the net taxable income realized by the Fund from its investment, a tax liability results. This tax liability is a deferred liability to the extent that MLP distributions received have not exceeded the Fund's adjusted tax basis in the respective MLPs. To the extent that distributions from an MLP exceed the Fund's adjusted tax basis, the Fund will recognize a taxable capital gain. For the period ended October 31, 2014, distributions of $13,911,714 received from MLPs have been reclassified as a return of capital. The cost basis of applicable MLPs has been reduced accordingly.

The Fund's provision for income taxes consists of the following:


Current federal income tax benefit (expense)..........   $ (1,675,513)
Current state income tax benefit (expense)............       (288,951)
Current foreign income tax benefit (expense)..........             --
Deferred federal income tax benefit (expense).........    (20,878,138)
Deferred state income tax benefit (expense)...........       (855,144)
                                                         ------------
Total income tax benefit (expense)....................   $(23,697,746)
                                                         ============

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Components of the Fund's deferred tax assets and liabilities as of October 31, 2014 are as follows:

Deferred tax assets:
Federal net operating loss............................   $         --
State net operating loss..............................             --
State income taxes....................................        299,301
Capital loss carryforward.............................             --
Other.................................................             --
                                                         ------------
Total deferred tax assets.............................        299,301
Less: valuation allowance.............................             --
                                                         ------------
Net deferred tax assets...............................   $    299,301
                                                         ============
Deferred tax liabilities:
Unrealized gains on investment securities.............   $(22,032,583)
                                                         ------------
Total deferred tax liabilities........................    (22,032,583)
                                                         ------------
Total net deferred tax liabilities....................   $(21,733,282)
                                                         ============

Total income taxes differ from the amount computed by applying the maximum graduated federal income tax rate of 35% to net investment income and realized and unrealized gains on investments.

Application of statutory income tax rate..............   $ 23,612,707
State income taxes, net...............................        743,661
Change in valuation allowance.........................             --
Other.................................................       (658,622)
                                                         ------------
Total.................................................   $ 23,697,746
                                                         ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable year ending 2014 remains open to federal and state audit. As of October 31, 2014, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates, have been included in "Net change in unrealized appreciation (depreciation) before taxes on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) before taxes on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) before taxes on investments" on the Statement of Operations.

H. ORGANIZATION AND OFFERING COSTS:

Organization costs consisted of costs incurred to establish the Fund and enable it to legally conduct business. These costs included filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consisted of legal fees pertaining to the Fund's shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and the Sub-Advisor paid all organization expenses. The Fund's Common Share offering costs of $880,000 were recorded as a reduction of the proceeds from the sale of Common Shares during the period ended October 31, 2014.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

EIP serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly sub-advisory fee calculated at an annual rate of 0.50% of the Fund's Managed Assets that is paid by First Trust out of its investment advisory fee.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. In addition, as of March 27, 2014, FTCP, through a wholly-owned subsidiary, purchased a preferred interest in EIP. The preferred interest is non-voting and does not share in the profits or losses of EIP. EIP may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to EIP up to 50% of its preferred interest on or after September 25, 2015, and any or all of its preferred interest after March 27, 2017.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended October 31, 2014, were $750,574,492 and $149,834,966, respectively.

                          5. DERIVATIVES TRANSACTIONS

Written option activity for the Fund was as follows:

                                                   NUMBER OF
WRITTEN OPTIONS                                    CONTRACTS     PREMIUMS
---------------------------------------------------------------------------
Options outstanding at March 26, 2014.........           --     $        --
Options Written...............................       87,934       5,973,175
Options Expired...............................      (15,949)       (889,409)
Options Exercised.............................      (24,429)     (1,961,126)
Options Closed................................      (10,092)       (666,390)
Options Split.................................        1,055              --
                                                  ---------       ---------
Options outstanding at October 31, 2014.......       38,519     $ 2,456,250
                                                  =========     ===========

The following table presents the types of derivatives held by the Fund at October 31, 2014, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                         ASSET DERIVATIVES                        LIABILITY DERIVATIVES
                                ------------------------------------      --------------------------------------
  DERIVATIVE         RISK       STATEMENT OF ASSETS AND                    STATEMENT OF ASSETS AND
  INSTRUMENT       EXPOSURE      LIABILITIES LOCATION     FAIR VALUE        LIABILITIES LOCATION      FAIR VALUE
---------------   -----------   -----------------------   ----------      -------------------------   ----------
Written Options   Equity Risk             --                  --          Options written, at value   $5,307,598

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the period ended October 31, 2014, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION                                 EQUITY RISK
-----------------------------------------------------------------------------
Net realized gain (loss) before taxes on written options....    $  (1,111,919)
Net change in unrealized gain (loss) before taxes on
   written options..........................................    $  (2,851,348)

                                 6. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP"). Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. The borrowing rate under the Amendment on the floating rate financing amount is equal to 1-month LIBOR plus 70 basis points. Effective May 12, 2014, the total commitment was increased from $155,000,000 to $180,000,000 and $39,000,000 of the commitment was converted to fixed-rate financing of 3.31% for a ten-year period. On August 28, 2014, an additional $39,750,000 was converted to fixed-rate financing of 3.06% for a ten-year period. In addition, under the facility, the Fund pays a commitment fee of 0.55% annually on the undrawn amount of the facility; provided, however, that such commitment fee is waived on any day in which the amount drawn on the facility is 80% or more of the total commitment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                                OCTOBER 31, 2014

The average amount outstanding for the period ended October 31, 2014 was $147,736,585, with a weighted average interest rate of 1.59%. As of October 31, 2014, the Fund had outstanding borrowings of $159,000,000 under the committed facility agreement. On the floating rate financing amount, the high and low annual interest rates for the period ended October 31, 2014 were 0.86% and 0.85%, respectively. The weighted average interest rate at October 31, 2014 was 2.01%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                         8. INDUSTRY CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On November 20, 2014, the Fund declared a distribution of $0.10 per share to Common Shareholders of record on December 3, 2014, payable December 10, 2014.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND:

We have audited the accompanying statement of assets and liabilities of First Trust New Opportunities MLP & Energy Fund (the "Fund"), including the portfolio of investments, as of October 31, 2014, and the related statements of operations, changes in net assets, and cash flows, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Trust New Opportunities MLP & Energy Fund as of October 31, 2014, and the results of its operations, changes in its net assets, its cash flows, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 23, 2014

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2014 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2014 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

DERIVATIVES RISK: The Fund may enter into total return swaps, credit default swaps or other types of swaps, options, forwards and combinations thereof and related derivatives. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The Fund's ability to successfully use hedging and interest rate derivative transactions depends on the Sub-Advisor's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to hedging and strategic transactions are not otherwise available to the Fund for investment purposes. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

INDUSTRY CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 85% of its Managed Assets in equity and debt securities of MLPs, MLP-related entities and other energy sector and energy utilities companies and at least 65% of its Managed Assets in equity securities issued by energy sector MLPs and energy sector and energy utilities MLP-related entities. Given this industry concentration, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Energy issuers may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2014 (UNAUDITED)

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

MLP RISK: An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments.

NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company under the 1940 Act and will not be treated as a regulated investment company under the Internal Revenue Code. Accordingly, there are no regulatory requirements under the 1940 Act or the Internal Revenue Code on the minimum number or size of securities held by the Fund.

NON-U.S. RISK: The Fund may invest a portion of its assets in the equity securities of issuers domiciled in jurisdictions other than the U.S. Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. A related risk is that there may be difficulty in obtaining or enforcing a court judgment abroad.

RESTRICTED SECURITIES RISK: The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2014 (UNAUDITED)

The Fund's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF          OTHER
                                                                                                  PORTFOLIOS IN   TRUSTEESHIPS OR
                                                                                                 THE FIRST TRUST   DIRECTORSHIPS
    NAME, ADDRESS,                   TERM OF OFFICE                                               FUND COMPLEX    HELD BY TRUSTEE
   DATE OF BIRTH AND                  AND LENGTH OF             PRINCIPAL OCCUPATIONS              OVERSEEN BY      DURING PAST
POSITION WITH THE FUND                 SERVICE (2)               DURING PAST 5 YEARS                 TRUSTEE          5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee        o Three Year Term     Physician; President, Wheaton Orthopedics;   111        None
c/o First Trust Advisors L.P.                             Limited Partner, Gundersen Real
120 East Liberty Drive,             o  Since Fund         Estate Limited Partnership; Member,
  Suite 400                            Inception          Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee           o Three Year Term     President (March 2010 to Present), Senior    111        Director of ADM
c/o First Trust Advisors L.P.                             Vice President and Chief Financial Officer              Investor Services,
120 East Liberty Drive,             o  Since Fund         (May 2007 to March 2010),                               Inc., ADM
  Suite 400                            Inception          ADM Investor Services, Inc.                             Investor Services
Wheaton, IL 60187                                         (Futures Commission Merchant)                           International and
D.O.B.: 11/57                                                                                                     Futures Industry
                                                                                                                  Association

Robert F. Keith, Trustee            o  Three Year Term    President (2003 to Present), Hibs            111        Director of
c/o First Trust Advisors L.P.                             Enterprises (Financial and Management                   Trust Company
120 East Liberty Drive,             o  Since Fund         Consulting)                                             of Illinois
  Suite 400                            Inception
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee            o  Three-Year Term    Managing Director and Chief Operating        111        Director of
c/o First Trust Advisors L.P.                             Officer (January 2015 to Present), Pelita               Covenant
120 East Liberty Drive,             o  Since Fund         Harapan Educational Foundation                          Transport, Inc.
  Suite 400                            Inception          (Educational Products and Services);                    (May 2003 to
Wheaton, IL 60187                                         President and Chief Executive Officer                   May 2014)
D.O.B.: 03/54                                             (June 2012 to September 2014), Servant
                                                          Interactive LLC (Educational Products and
                                                          Services); President and Chief Executive
                                                          Officer (June 2012 to September 2014), Dew
                                                          Learning LLC (Educational Products and
                                                          Services); President (June 2002 to June
                                                          2012), Covenant College

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee and      o  Three Year Term    Chief Executive Officer (December 2010       111        None
Chairman of the Board                                     to Present), President (until December
120 East Liberty Drive,             o  Since Fund         2010), First Trust Advisors L.P. and First
  Suite 400                            Inception          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                         Board of Directors, BondWave LLC
D.O.B.: 09/55                                             (Software Development Company/
                                                          Investment Advisor) and Stonebridge
                                                          Advisors LLC (Investment Advisor)

-------------------

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as CEO of First Trust Advisors L.P., investment advisor of the Fund.

(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2017 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2015 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2016 annual meeting of shareholders.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2014 (UNAUDITED)

     NAME, ADDRESS            POSITION AND OFFICES        TERM OF OFFICE AND                  PRINCIPAL OCCUPATIONS
   AND DATE OF BIRTH                WITH FUND              LENGTH OF SERVICE                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(3)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley             President and Chief         o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 East Liberty Drive,     Executive Officer                                     and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o  Since Fund Inception   L.P. and First Trust Portfolios L.P.; Chief
Wheaton, IL 60187                                                                 Financial Officer, BondWave LLC (Software
D.O.B.: 11/57                                                                     Development Company/Investment Advisor) and
                                                                                  Stonebridge Advisors LLC (Investment Advisor)

James M. Dykas              Treasurer, Chief Financial  o  Indefinite Term        Controller (January 2011 to Present),
120 East Liberty Drive,     Officer and Chief                                     Senior Vice President (April 2007 to
   Suite 400                Accounting Officer          o  Since Fund Inception   Present), First Trust Advisors L.P.
Wheaton, IL 60187                                                                 and First Trust Portfolios L.P.
D.O.B.: 01/66

W. Scott Jardine            Secretary and Chief         o  Indefinite Term        General Counsel, First Trust Advisors L.P., and
120 East Liberty Drive,     Legal Officer                                         First Trust Portfolios L.P. and Secretary and
   Suite 400                                            o  Since Fund Inception   General Counsel BondWave LLC (Software
Wheaton, IL 60187                                                                 Development Company/Investment Advisor);
D.O.B.: 05/60                                                                     Secretary of Stonebridge Advisors LLC
                                                                                  (Investment Advisor)

Daniel J. Lindquist         Vice President              o  Indefinite Term        Managing Director (July 2012 to Present),
120 East Liberty Drive,                                                           Senior Vice President, (September 2005 to
   Suite 400                                            o  Since Fund Inception   July 2012), First Trust Advisors L.P. and
Wheaton, IL 60187                                                                 First Trust Portfolios L.P.
D.O.B.: 02/70

Kristi A. Maher             Chief Compliance Officer    o  Indefinite Term        Deputy General Counsel,
120 East Liberty Drive,     and Assistant Secretary                               First Trust Advisors L.P. and
   Suite 400                                            o  Since Fund Inception   First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 12/66

-------------------

(3) Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

             FIRST TRUST NEW OPPORTUNITIES MLP & ENERGY FUND (FPL)
                          OCTOBER 31, 2014 (UNAUDITED)

PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST


INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees (Registrant) -- The aggregate fees billed for the last fiscal year for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year was $78,000 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

(b) Audit-Related Fees (Registrant) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

      Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
      (a) of this Item were $7,000 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

(c) Tax Fees (Registrant) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

      Tax Fees (Investment Advisor) -- The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

(d) All Other Fees (Registrant) -- The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

      All Other Fees (Investment Adviser) The aggregate fees billed in the last fiscal year for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended beginning from Registrant's inception on March 26, 2014 through October 31, 2014.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

(e)(2) The percentage of services described in each of paragraphs (b) through
       (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph
       (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%
                          (c)  0%
                          (d)  0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year beginning from Registrant's inception on March 26, 2014 through October 31, 2014, were $0 for the Registrant and $6,700 for the Registrant's investment adviser.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 5, 2014.

Energy Income Partners, LLC

Energy Income Partners, LLC ("EIP"), Westport, CT, was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities and Canadian income equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, power transmission and distribution, petroleum storage and terminals that receive fee-based or regulated income from their corporate and individual customers. EIP manages or supervises approximately $6.0 billion of assets as of October 31, 2014. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts and provides its model portfolio to unified managed accounts. Finally, EIP serves as a sub-advisor to three closed-end management investment companies in addition to the First Trust New Opportunities MLP & Energy Fund ("FPL" or the "Fund") and an actively managed exchange-traded fund ("ETF"), a sleeve of an actively managed ETF and a sleeve of a series of a variable insurance trust. EIP is a registered investment advisor with the Securities and Exchange Commission.

James J. Murchie, Portfolio Manager James J. Murchie is the Founder, Chief Executive Officer, co-portfolio manager and a Principal of Energy Income Partners. After founding Energy Income Partners in October 2003, Mr. Murchie and the Energy Income Partners investment team joined Pequot Capital Management Inc. ("Pequot Capital") in December 2004. In August 2006, Mr. Murchie and the Energy Income Partners investment team left Pequot Capital and re-established Energy Income Partners. Prior to founding Energy Income Partners, Mr. Murchie was a Portfolio Manager at Lawhill Capital Partners, LLC ("Lawhill Capital"), a long/short equity hedge fund investing in commodities and equities in the energy and basic industry sectors. Before Lawhill Capital, Mr. Murchie was a Managing Director at Tiger Management, LLC, where his primary responsibility was managing a portfolio of investments in commodities and related equities. Mr. Murchie was also a Principal at Sanford C. Bernstein. He began his career at British Petroleum, PLC. Mr. Murchie holds a BA from Rice University and an MA from Harvard University.

Eva Pao, Co-Portfolio Manager

Eva Pao is a Principal of Energy Income Partners and is co-portfolio manager for all its funds. She has been with EIP since inception in 2003. From 2005 to mid-2006, Ms. Pao joined Pequot Capital Management during EIP's affiliation with Pequot. Prior to Harvard Business School, Ms. Pao was a Manager at Enron Corp where she managed a portfolio in Canadian oil and gas equities for Enron's internal hedge fund that specialized in energy-related equities and managed a natural gas trading book. Ms. Pao holds degrees from Rice University and Harvard Business School.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2014.

                                                                                                    # of Accounts     Total Assets
                                                                         Total                    Managed for which     for which
                                                                                                   Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                        # of Accounts                    Based on        is Based on
          Team Member                    Type of Accounts*              Managed     Total Assets     Performance       Performance
------------------------------   ---------------------------------  --------------  ------------  -----------------  ---------------
     1.  James J. Murchie        Registered Investment Companies           6         $2,614.9M            0                 0
                                 Other Pooled Investment Vehicles          3         $  201.6M            3              $201.6
                                 Other Accounts                          2,084       $1,113.8M            1               $5.3

     2.  Eva Pao                 Registered Investment Companies           6         $2,614.9M            0                 0
                                 Other Pooled Investment Vehicles          3         $  201.6M            3              $201.6
                                 Other Accounts                          2,084       $1,113.8M            1               $5.3


PORTFOLIO MANAGER POTENTIAL CONFLICTS OF INTERESTS

Potential conflicts of interest may arise when a fund's portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund. These potential conflicts may include:

      Besides the Funds, the Energy Income Partners, LLC ("EIP") investment professionals who serve as portfolio managers to 2,084 separately managed accounts, one of which has a performance fee, and provides its model portfolio to unified managed accounts. EIP serves as a sub-advisor to two closed-end management investment companies other than the Funds, an open-end privately offered management investment company, an actively managed exchange-traded fund
(ETF), a sleeve of an ETF and a sleeve of a series of a variable insurance trust.

      The portfolio managers also serve as portfolio managers to three private investment funds (the "Private Funds"), each of which charge a performance fee.

      EIP has written policies and procedures regarding Order Aggregation and Allocation to ensure that all accounts are treated fairly and equitably and that no account is at a disadvantage. EIP will generally execute client transactions on an aggregated basis when the Firm believes that to do so will allow it to obtain best execution and to negotiate more favorable commission rates or avoid certain transaction costs that might have otherwise been paid had such orders been placed independently. EIP's ability to implement this may be limited by an account's custodian, directed brokerage arrangements or other constraints limiting EIP's use of a common executing broker.

      An aggregated order may be allocated on a basis different from that specified herein provided that all clients receive fair and equitable treatment and there is a legitimate reason for the different allocation. Reasons for deviation may include (but are not limited to): a client's investment guidelines and restrictions, available cash, liquidity or legal reasons, and to avoid odd-lots or in cases when a normal allocation would result in a de minimis allocation to one or more clients.

      Notwithstanding the above, due to differing tax ramifications and compliance ratios, as well as dissimilar risk constraints and tolerances, accounts with similar investment mandates may trade the same securities at differing points in time. Additionally, for the reasons noted above, certain accounts, including funds in which EIP, its affiliates and/or employees ("EIP Funds") have a financial interest, may trade separately from other accounts and participate in transactions which are deemed to be inappropriate for other accounts with similar investment mandates. Further, during periods in which EIP intends to trade the same securities across multiple accounts, transactions for those accounts that must be traded through specific brokers and/or platforms will often be executed after those for accounts over which EIP exercises full brokerage discretion, including the EIP Funds.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION

Information provided as of October 31, 2014.

      The portfolio managers are compensated by a competitive minimum base salary and share in the profits of EIP based on their EIP ownership. EIP's profits are based on the assets under management and performance. While a portion of the portfolio managers' compensation is tied to the performance through performance fees earned through the Private Funds' performance, the portfolio managers are not incentivized to take undue risk in circumstances when the Private Funds' performance lags because their performance fee structures may sometimes have a high watermark or are subject to a hurdle rate. Moreover, the portfolio managers are the principal owners of EIP and are incentivized to maximize the long-term performance of all of its clients, including the Funds, other funds and managed accounts.

      The compensation of the EIP team members is determined according to prevailing rates within the industry for similar positions. EIP wishes to attract, retain and reward high quality personnel through a competitive compensation package.

(a)(4) DISCLOSURE OF SECURITIES OWNERSHIP

Information provided as of October 31, 2014.

                                Dollar Range of Fund Shares
      Name                          Beneficially Owned
      -------------------        -------------------------
      James J. Murchie                      $0
      Eva Pao                               $0


(b)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust New Opportunities MLP & Energy Fund
            -------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 23, 2014
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 23, 2014
     ---------------------

* Print the name and title of each signing officer under his or her signature.